Power of Attorney

I, Virginia G. Breen, the undersigned Trustee of A&Q Masters Fund (the "Fund"), hereby authorize each of William J. Ferri, Dylan Germishuys and Michael Kim as attorneys-in-fact to sign on my behalf in the capacity indicated in the Registration Statement on Form N-14 or amendments thereto (including any pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:	/s/ Virginia G. Breen
	Name:	Virginia G. Breen
	Title:	Trustee

Dated as of October 27, 2015

Power of Attorney

I, Meyer Feldberg, the undersigned Trustee of A&Q Masters Fund (the "Fund"), hereby authorize each of William J. Ferri, Dylan Germishuys and Michael Kim as attorneys-in-fact to sign on my behalf in the capacity indicated in the Registration Statement on Form N-14 or amendments thereto (including any pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:	/s/ Meyer Feldberg
	Name:	Meyer Feldberg
	Title:	Trustee

Dated as of October 28, 2015

Power of Attorney

I, George W. Gowen, the undersigned Trustee of A&Q Masters Fund (the "Fund"), hereby authorize each of William J. Ferri, Dylan Germishuys and Michael Kim as attorneys-in-fact to sign on my behalf in the capacity indicated in the Registration Statement on Form N-14 or amendments thereto (including any pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:	/s/ George W. Gowen
	Name:	George W. Gowen
	Title:	Trustee

Dated as of October 27, 2015

Power of Attorney

I, Stephen H. Penman, the undersigned Trustee of A&Q Masters Fund (the "Fund"), hereby authorize each of William J. Ferri, Dylan Germishuys and Michael Kim as attorneys-in-fact to sign on my behalf in the capacity indicated in the Registration Statement on Form N-14 or amendments thereto (including any pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:	/s/ Stephen H. Penman
	Name:	Stephen H. Penman
	Title:	Trustee

Dated as of October 26, 2015